SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

September 5, 2017

Date of Report (Date of Earliest Event Reported)

Ando Holdings Ltd.

 (Exact name of registrant as specified in its charter)

Nevada	001-37834	47-4933278
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 1107, 11/F, Lippo Sun Plaza, 28 Canton Road
Tsim Sha Tsui, Kowloon, Hong Kong	00000
(Address of principal executive offices)	(Zip Code)

+852 23519122

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On September 5, 2017, the amendment to the Company’s articles of incorporation was declared effective in the State of Nevada.  The amendment changes the name of the Company from PC Mobile Media Corp. to Ando Holdings Ltd.

As of September 25, 2017, FINRA accepted the name change and issued a new trading symbol for the Company.  The new trading symbol for the Company is ADHG.

Item 9.01 – Exhibits

Exhibit 3.1 – File Stamped Amendment changing the name of the Company to Ando Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Ando Holdings Ltd.

By:      /s/ Lam Chi Kwong Leo

Lam Chi Kwong Leo

President, Chief Executive Officer, Director, Chairman

Dated:  September 26, 2017